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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  NOVEMBER 28, 1997
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                            SKANEATELES BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                       0-18513                      16-1368745
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



33 E. Genesee Street
SKANEATELES, NEW YORK                                                13152
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(address of principal executive office)                            (Zip Code)


Registrant's Telephone number, including area code:  (315) 685-2265
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.
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On November 28, 1997, the Registrant completed its previously announced stock split. The three-for-two stock split, in the form of a 50 percent stock dividend, was paid to shareholders of record on November 12.

Skaneateles Bancorp shareholders received a dividend of one share for every two shares held on November 12. Total shares issued were 478,133, bringing the total shares outstanding on November 28 to 1,435,717. Fractional shares created by the stock dividend were paid in cash at a price of $19.77 per share, as adjusted for the stock dividend. Shareholders participating in the Company's dividend reinvestment plan received fractional shares credited to their accounts.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SKANEATELES BANCORP, INC.
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                                               (Registrant)

                                          By:  /S/ J. DANIEL MOHR
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                                                   J. Daniel Mohr
                                                   Treasurer

Dated December 1, 1997



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